Introduction to Infinity Pharmaceuticals (NASDAQ: INFI) September 26, 2006 Exhibit 99.1

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation
Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by these forward-
looking statements.
• These forward-looking statements include, but may not be limited to: statements regarding the expected benefits of our merger with Discovery Partners; our ability to advance our pipeline of anti-cancer agents and create substantial value for patients and stockholders; the efficacy, safety, and intended utilization of our product candidates; the results of discovery efforts and clinical trials; plans regarding regulatory filings, future research and clinical trials; current and future collaborative activities; the strength of our patent position; and
our expectation that we will have cash to support our current operating plan through at least December 31, 2009.
• These forward-looking statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from our current expectations.  For example, we cannot guarantee that any product candidate we are developing will successfully complete necessary preclinical and clinical development phases, be approved for sale in any market or that, if approved, revenues from sales of such product will reach any specific level.  In particular, our expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; our dependence on our collaborations with MedImmune and Novartis; our ability to obtain any additional funding necessary to conduct our research, development and commercialization activities; unplanned cash requirements and expenditures; and our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates.  These and other risks that may impact our expectations are described in greater detail in the document entitled  "Risk Factors" that we filed with the SEC on September 18, 2006 as Exhibit 99.2 to our current report on Form 8-K.
• In addition, any forward-looking statements contained in this presentation speak only as of September 26, 2006, and we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
*

3 Mission To develop targeted therapies for the treatment of cancer and related conditions discovered through the use of our innovative small molecule drug technologies *

4 Strategy • Targets – “Well-credentialed, but not well-trodden” • Drugs – Internally discovered, novel small molecules • Products – Opportunity for first-in class or fast follower best-in-class *

•
Lead clinical product in two disease-focused Phase I cancer studies
– IPI-504, a novel Hsp90 inhibitor
– Phase II expected in 2007
•
Pipeline of internally-discovered cancer drug candidates
– Hedgehog pathway inhibitors (systemically administered)
– Bcl family inhibitors
– Additional discovery programs
•
5 Pharma/Biotech corporate alliances
– MedImmune, Novartis (2), Amgen, and J & J
•
Significant cash position after reverse merger and MEDI alliance
– ~$125M in cash as of 9/25/06, with another $35M to come MedImmune
– Projected cash runway through end of 2009
– Achieve key value-driving events before additional financing required
•
Proven biotech leadership team
Snapshot of Infinity Pharmaceuticals (NASDAQ: INFI)
*

6 Lead clinical program IPI-504 – a novel Hsp90 inhibitor * * * * * * * * *

•
Novel chemical entity
•
Two disease-focused Phase I trials
–
GIST, Multiple Myeloma
•
Preclinical evidence of broad therapeutic potential
–
Large therapeutic window consistent with
targeted therapies
–
Activity in resistant settings
•
Patient-friendly formulations
–
Water-soluble IV
–
Oral under development
•
Strong intellectual property position
•
Ready for Phase II in 2007
Infinity’s lead clinical product: IPI-504 (Hsp90 inhibitor)
IPI-504
OH
N
H
N
OH
O
OH
Me
O
O
O
O
NH
2
H H
+
Cl
-
*
*

H6
H5
C
L2
N
H4
GDM from complex
super-imposed on
the apo structures
Closed (apo-I222)
Open (apo-P2$_1$)
GDM from Complex

Infinity
PHARMACEUTICALS

Heat Shock Protein 90 (Hsp90) is an emerging cancer
target
Hsp90 in cancer cells differs from
Hsp90 in normal cells
Function of Hsp90 in cancer cells
•
Stabilization and enablement of
oncogenic proteins responsible
for cancer cell proliferation and
survival
•
Opportunity for preferential
targeting of drug candidates to
cancer cells
*

Dependence
on Hsp90
Apoptosis
Tyrosine kinase
inhibitor
(e.g Gleevec, Tarceva)
Oncogene
Cancer cell
survival &
proliferation
Resistance
mutations
Targeting specific oncogenic Hsp90 client proteins
Hsp90
inhibitor
(single agent or
combination)
Hsp90
inhibitor
(single agent)
*

Hematologic

κ

Solid tumor

Infinity PHARMACEUTICALS

Velcade
Gleevec / dasatinib
Investigational
Gleevec / Sutent
Herceptin
Tarceva / Erbitux
Sorafenib / Sutent
Sorafenib
Investigational
Targeted therapy
The emerging world of targeted cancer therapies
Indication
Myeloma
CML
AML
GIST
Breast (HER2+)
NSCLC
Renal cell
Melanoma
Prostate (PTEN -/-)
NF- B
Bcr-Abl
Flt3
c-Kit
HER2
EGFR
VEGFR / HIF-1a
b-Raf
p-Akt
Molecular Target
*

Hematologic

κ

Solid tumor

Infinity PHARMACEUTICALS

The emerging world of targeted cancer therapies
NF- B
Bcr-Abl
Flt3
c-Kit
HER2
EGFR
VEGFR / HIF-1a
b-Raf
p-Akt
Molecular Target
•
All are clients of Hsp90
•
Inhibiting Hsp90 affects the
stability of these targets
•
Attractive alternative to
chasing tumor-specific
resistance mutations
*

IPI-504 advantages
17-AAG
(multiple
formulations)
Highly soluble, allowing for patient-
friendly formulations:
•
Water-soluble IV
•
Oral under development
Novel chemical entity
x
Chemical entity is off-patent
x
Highly insoluble, requiring sub-
optimal DMSO- and Cremophor-
based formulations
Equivalent potency and selectivity Potent & selective inhibitor of Hsp90
Well-tolerated to date in Phase I
trials (dose-escalating at 400 mg/m
2
)
IPI-504
O
N
H
H
N
O
Me
O
OH
Me
Me
O
Me
O
O
O
NH
Me
Me
IPI-504
OH
N
H
N
OH
O
OH
Me
O
O
O
O
NH
2
H H
+
Cl -
*

GIST: Gleevec-resistant cells more sensitive to IPI-504
GIST 882*
Gleevec-Sensitive
(primary: exon 13, K642E)
10 100 1000
10
20
30
40
50
10000
60
70
Compounds concentrations (nM)
10 100 1000
10
20
30
40
50
10000 10000
60
70
Compounds concentrations (nM)
IPI-504 : EC50 = 121 +/- 21 nM
IM :        EC50 = 147 +/- 42 nM
Gleevec- Resistant
(primary: exon 11, V560D +
Gleevec resistance: exon 17, D820A)
10 100 1000
5
15
25
35
45
55
65
75
85
Compounds concentrations (nM)
IPI-504
Imatinib
GIST 48*
IPI-504 : EC50 = 54 +/- 7 nM
IM : 25% inhibition @ 10uM
Collaboration:
Fletcher, Demetri, DFCI
*

Placebo
Gleevec
IPI-504
Collaboration:
Shauguang Li, Jackson Labs
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
15 17 19 21 23 25 27 29 31 33
Days
Oral IPI-504: survival benefit in Gleevec-resistant T315I
CML transplantation model
*

Placebo
Gleevec
IPI-504
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
15 17 19 21 23 25 27 29 31 33
Days
Oral IPI-504: survival benefit in Gleevec-resistant T315I
CML transplantation model
Collaboration:
Shauguang Li, Jackson Labs
*

Placebo
Gleevec
IPI-504
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
15 17 19 21 23 25 27 29 31 33
Days
Oral IPI-504: survival benefit in Gleevec-resistant T315I
CML transplantation model
Collaboration:
Shauguang Li, Jackson Labs
*

•
Development and registration of IPI-504 in hematologic
malignancies and solid tumors
–
Preclinical support  for broad role of Hsp90
•
Early human proof-of-concept with most rapid path to registration
–
Strong scientific rationale
–
Trials targeted to homogenous patient population (disease-focused)
–
Surrogate markers
–
Rapid patient accrual
–
Single-agent activity in refractory setting (potential for expedited approval)
•
In parallel, initiate broader development for larger indications
(additional diseases, combination therapy, front-line therapy)
IPI-504 Clinical Development Strategy
*

Principal Investigator:
•
Dr. George Demetri, DFCI
Objectives:
•
Safety, PK, dose-ranging
•
Establish Phase II dose
Surrogate marker of response:
•
PET scans
Solid Tumor
Gastrointestinal Stromal Tumors
(Gleevec-resistant)
Schedule / status:
•
Days 1, 4, 8, 11 of 21 day
•
Continuing dose escalation
Current ongoing phase I clinical trials
Principal Investigator:
•
Dr. Paul Richardson, DFCI
•
Dr. Sundar Jagannath, SVCCC
•
Dr. David Siegel, HUMED
Objectives:
•
Safety, PK, dose-ranging
•
Establish Phase II dose
Surrogate marker of response:
•
M protein levels
Hematologic
Multiple Myeloma
(relapsed, refractory)
Schedule / status:
•
Days 1, 4, 8, 11 of 21 day
•
Continuing dose escalation
*

Phase I dose escalation for IPI-504 (GIST)
•
1 cycle = 21 days
•
4 doses (days 1, 4, 8, 11 followed by 10 days off)
Phase I schedule
25% 500 6
33% 400 5
33% 300 4
50% 225 3
66% 150 2
100% 90 1
Escalation over
previous dose
Dose (mg/m2) Group
*

On-going trial
Phase I/II – Solid
2005 2006 2007 2008
Phase I
• Multiple myeloma
• GIST
• Solid tumor TBD
Phase II
• Solid tumor TBD
• Hem. Tumor TBD
• Others
Phase II – Solid
TBD based on data/results
IPI-504: Clinical Plan
Phase II – Hem.
*

IPI-504 for Injection
vial contains lyophilized IPI-504 (528.5 mg)
Single-use vial.
Store frozen at -20°C (-15 to -25°C).
Drug - Limited by Federal (or United
to investigational use.
Lot: 186I1004
Infinity Pharmaceuticals, Inc.
780 Memorial Drive
Cambridge, MA 02139

Infinity PHARMACEUTICALS

21 IPI-504 *

22 Lead preclinical program Hedgehog pathway inhibitors * * * * * * * * *

• Systemic inhibitors of the Hedgehog signaling pathway
– Proprietary NCE’s
– Systemic (sub-cu and oral) products
• Broad anti-cancer potential
– Strong preclinical data supporting pancreatic, metastatic prostate, SCLC, others
– Single agent activity in preclinical studies
– Potential for synergy with standards of care
– Possible role in cancer progenitor cells
• Multiple drug candidates
– Lead molecule, IPI-609: IND-ready
– Additional attractive analogs under evaluation
– Select preferred clinical candidate over next 6-12 months
Infinity’s Hedgehog inhibitor program
*

Cancers have hijacked components of the Hedgehog
pathway
1
Hahn et
al.,
1996, Cell 85: 841
2
Bale & Yu, 2001, Human Molec.
Genetic.
10: 757 (review)
3
Berman et
al.,
2002 Science 297: 1559
4
Berman et al., 2003 Nature 425: 846
5
Kayed et al., 2004 Int. J. Cancer 110: 668
6
Thayer et
al.,
2003 Nature 425: 851
7
Karhadkar et al., 2004
Nature,
431: 707
8
Fan et
al.,
2004 Endocrinology 145: 3961
9
Watkins et
al.,
2003, Nature 422: 313
10
Sicklick 2005
ASCO;
Mohini, 2005 AACR
11
Kubo et
al.,
2004 Cancer
Res.
64 :6071
State
Normal
Basal cell carcinoma
1,2
Medulloblastoma
3
Pancreatic cancer
4,5,6
Prostate cancer
7,8
Small cell lung cancer
9
Hepatocellular cancer
10
Breast Cancer
11
Pathway activation
OFF
ON
ON
ON
ON
ON
ON
ON
* *

25 0 200 400 600 800 1000 1200 1400 1600 31 36 41 46 51 56 61 Days Vehicle IPI-609 10 mpk/day IPI-609 shows activity in PC-3 prostate xenograft *

IPI-609 slows tumor growth rates
0
200
400
600
800
1000
1200
30 35 40 45 50 55 60
Day
Linear Fit
Bivariate Fit of P 10 By Day
200
400
600
800
1000
1200
30 35 40 45 50 55 60
Day
Linear Fit
Bivariate Fit of VP 6 By Day
Median vehicle-treated
animals
Median IPI-609 treated
animals
PC-3 prostate xenograft:
*

Clinical development strategy of hedgehog pathway
inhibitors
•
Strong scientific rationale supports targeting of cancers dependent on the Hedgehog pathway
–
Pancreatic
–
Small cell lung
–
Metastatic prostate
–
Metastatic breast
–
Ovarian
–
Others (medulloblastoma, glioma, basal cell carcinoma, etc.)
•
Identify a rapid path to registration
–
Potential for sole agent activity or
–
Combination with standard of care
*

28 Corporate Alliances Strong validation, significant value retention * * * * * * * * *

•
Diversity Oriented Synthesis (DOS) platform
–
Creates novel, “natural-product like” drug candidates
–
Potential to access previously “undruggable” targets
•
2004 – 2006:  > $60M upfront/committed cash
•
Additional milestone and royalty potential
•
No license of proprietary Infinity product rights
•
Amgen extension in 2006
Small Molecule Technology Access Alliances
*

Infinity PHARMACEUTICALS

NOVARTIS

Infinity PHARMACEUTICALS

•
Potential additional
milestones
Early product pipeline: Bcl family alliance with Novartis
•
Joint discovery of novel Bcl
family (Bcl-2, Bcl-xL) targeted
cancer drugs
•
Infinity participation in clinical
development (at NVS expense)
COLLABORATION
•
Infinity participation in US sales
effort (at NVS expense)
$30M
•
Upfront &
committed funds
FINANCIALS
•
Royalties on WW sales
>$370M
*

Infinity PHARMACEUTICALS

MedImmune

Infinity PHARMACEUTICALS

31 Cancer Drug Development and Worldwide Commercialization Agreement August 28, 2006 * * *

Infinity
PHARMACEUTICALS

MedImmune

Infinity
PHARMACEUTICALS

•
Potential additional
milestones
Lead products: Hsp90 and Hedgehog alliance with MEDI
•
Infinity leads early translational
development through proof of
concept in humans
•
MedImmune leads later clinical
development, registration, and sales
and marketing, with Infinity
participation
COLLABORATION
•
Infinity has right to provide up to
35% of US promotional activity (cost
shared by alliance)
$70M
•
Upfront license fee
FINANCIALS
•
50/50 worldwide R&D cost
share
•
50/50 worldwide profit share
(regardless of who sells)
$430M
*

Discovery Preclinical
Start Clinical
Trials
Hsp90
(IPI-504)
Bcl-2/Bcl-xL
2005
2007/2008
50% WW profit
share with MEDI
50% WW profit
share with MEDI
Royalty from
Novartis
Non-exclusive
–
Amgen
–
Novartis
–
J&J
Small molecule drug technologies
Alliance and financing strategy: value retention
Hedgehog
Pathway
inhibitors
2007/2008
*

34 Financing Creative access to capital * * * * * *

•
Reverse merger employed to ensure certainty of valuation and amount of cash raised, with low market-based risk
•
Infinity received $78M in cash from DPI
•
Ownership of combined entity:
–
Issued and outstanding basis:
34% DPI 66% Infinity 19.4M shares
–
Fully-diluted basis:
31% DPI 69% Infinity 20.9M shares
Infinity (NASDAQ: INFI) public via reverse merger (9/12/06)
*

36 Team Proven track record * * * * * * * * *

Leadership
Mr. Steven Holtzman, CEO
Millennium, DNX
Dr. Julian Adams, President & CSO
Millennium, ProScript
Boehringer Ingelheim, Merck
Ms. Adelene Perkins, CBO
Transform, Genetics Institute,
Bain, GE
Dr. David Grayzel, VP Clinical
Development & Medical Affairs
Dyax,  Mass General Hospital
Steven Kafka, Ph.D., VP Strategic Product
Planning & Finance
Millennium, Strategic Decisions Group
Dr. Vito Palombella, VP Discovery Research
Syntonix, Millennium, ProScript
Gerald Quirk, Esq., VP & General Counsel
Genzyme, Palmer & Dodge
Dr. Jeffrey Tong, VP Corporate & Product
Development
McKinsey & Co, Harvard Center for Genomics
Research
Dr. Jim Wright, VP Pharmaceutical Development
Millennium, Alkermes, Boehringer Ingelheim,
Syntex, U. of Wisconsin
*

38 Infinity Pharmaceuticals Summary * * * * * * * * *

•
Product Pipeline
–
IPI-504
• Complete Phase I trials
• Publish First Clinical Data
•
Successful execution of technology access
alliances
•
At least one new corporate alliance
•
Financing event
–
Year-end cash runway: 12-24 months
2006 Goals and Achievements
AMGN
extension
Expected
at EORTC
11/7/06
NVS (Bcl)
MEDI (Hsp90, HH)
+
Reverse merger
with DPI
(~$125M cash
as of 9/25/06)
+
*